[front cover]

----------------------------------------------------------
COLONIAL INTERNATIONAL HORIZONS FUND     Semiannual report
----------------------------------------------------------

April 30, 1999



------------------------------
Not FDIC  |  May Lose Value
Insured   |  No Bank Guarantee
------------------------------

                 COLONIAL INTERNATIONAL HORIZONS FUND HIGHLIGHTS

                        NOVEMBER 1, 1998 - APRIL 30, 1999

Investment Objective: Colonial International Horizons Fund seeks preservation of capital purchasing power and long-term growth.

The Fund is Designed to Offer:

[checkmark] Preservation of purchasing power

[checkmark] Growth potential

[checkmark] Diversification to help reduce risk

Portfolio Managers' Commentary: "Concerns about a potential global economic slowdown lingered for much of the period. However, as the first quarter of 1999 progressed, rising commodity prices and an increasing number of favorable economic trends created a positive shift in investor sentiment. Significant adjustments to the structure of the portfolio during the period should help position the Fund to participate in a more favorable global economic environment."
                                                  -- Gita Rao and Nicolas Ghajar

                Colonial International Horizons Fund Performance

                                      Class A     Class B   Class C    Class Z

Inception dates                        6/8/92     6/8/92    8/1/97     2/16/99
-------------------------------------------------------------------------------
Six-month distributions declared
per share                              $0.948    $0.898     $0.908     --
-------------------------------------------------------------------------------
Six-month total returns, assuming
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)            11.96%    11.54%     11.62%    12.05%(1)
-------------------------------------------------------------------------------
Net asset values per share on 4/30/99  $12.72    $12.59     $12.70    $12.73

Top Five Holdings                           Top Five Countries
-------------------------------------       ------------------------------------
(as of 4/30/99)                             (as of 4/30/99)

1. Cheung Kong Holdings          1.8%       1. United Kingdom              22.6%

2. Nippon Telegraph              1.3%       2. Japan                       16.0%

3. AXA                           1.2%       3. France                      12.1%

4. Stora Enso Oyj                1.2%       4. Netherlands                  6.7%

5. Smithkline Beecham            1.2%       5. Germany                      5.6%

Holdings and country breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

(1) Please refer to page 5 for an explanation of how performance is calculated for the period prior to the inception of Class Z shares.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                      [photo: Stephen E. Gibson]

In the six-month period ended April 30, 1999, global equity markets benefited from improving economic conditions and rising stock markets. Although several critical world economies, including Southeast Asia, Japan and Europe, have further steps to take before they can achieve sustained economic growth, it has been encouraging to see improvement.

During this reporting period, investors appeared to develop a more positive outlook for the global economy. Last November, concerns about recessions in Southeast Asia and Japan and the ability of U.S. companies to maintain profits created a degree of uncertainty. Despite steadily declining interest rates in a number of countries throughout the world, investors remained worried about the direction of the global economy. However, during the first quarter of 1999, rising commodity prices and a steady stream of positive economic news helped create a more favorable outlook for global growth. In response, stocks of economically sensitive U.S. companies rallied sharply late in the period, as did stocks in many developing countries.

For investors seeking investment opportunities abroad, the Fund offers diversification across a variety of international stock markets. The Fund also provides shareholders with long-term growth potential and seeks to reduce risk. We continue to believe that a long-term approach combined with broad diversification among countries and industries remains one of the best strategies for balancing the risks and rewards of international investing.

The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. As always, we thank you for choosing Colonial International Horizons Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
    Stephen E. Gibson
    President
    June 15, 1999

Because market and economic conditions change frequently, there can be no assurance that the trends described above and on the following pages will continue.

                           PORTFOLIO MANAGERS' REPORT

Gita Rao is portfolio manager of Colonial International Horizons Fund and a senior vice president of Colonial Management Associates, Inc. Nicolas Ghajar is an associate portfolio manager of the Fund.

Period showed a dramatic shift in investor sentiment

Early in the period, investors believed that economic growth throughout the world would slow. Concerns about the devaluation of Russia's currency, slower-than-expected growth in Europe, the recession in Asia, and potentially lower corporate earnings in the U.S. lingered through the final months of 1998 and into early 1999. However, as the first quarter of 1999 unfolded, a number of signs indicated that the global economy was improving. U.S. economic reports were better than expected, and inflation remained low; Brazil's currency devaluation in January 1999 had minimal impact on the global economy; and in Asia, struggling economies in some countries appeared to stabilize and turn upward. In addition, an agreement reached among the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC oil producers to cut production enabled oil prices to climb significantly during the period. Rising oil prices helped the economies of developing nations that depend heavily on oil exports for income. Collectively, these factors prompted a more favorable global economic outlook late in the period. This, in turn, led to strong gains in emerging markets.

Defensive stance hampered performance during the period

We entered the period defensively positioned. The Fund was underweighted in emerging markets and held sizeable positions in less economically sensitive industries such as consumer product stocks, telecommunications and electronics -- areas that tend to perform well in a slow growth environment. The Fund was also underweighted in cyclical sectors such as energy. When expectations of global economic growth shifted late in the period, stocks in emerging markets and cyclical sectors rallied sharply. Our underweighting in these areas limited our ability to fully participate in the rally. For the six-month period ended April 30, 1999, Colonial International Horizons Fund posted a total return of 11.96% for Class A shares, based on net asset value.

Adjustments made to reposition the portfolio

Based on the shift in investor sentiment and the strength exhibited by select markets and sectors during the period, we made some significant changes to the structure of the portfolio. We increased our weightings in the U.K. and the U.S. We also increased allocation to cyclical industries such as capital equipment, which had benefited from increased demand abroad. In addition, we reduced our allocation to the retail sector, particularly in Europe, where growth has slowed. Although stocks in emerging markets have risen dramatically over a few short months, we do not anticipate making substantial reallocations to these markets until we see evidence of more stable economic growth.

Companies that we recently added to the portfolio include Samsung (0.96% of total net assets), which is based in South Korea. The company serves the strong demand for computers in the Asian region, but is also a strong global player in the electronics market throughout the world. A German-based company we found attractive is Man AG (1.19% of total net assets). While the company has built its reputation manufacturing forklifts, it is actually a well-diversified machinery company that we believe is positioned to benefit from a pick up in global economic growth.

Favorable forecast for global economies

We are cautiously optimistic about economic trends overseas, and believe the U.S. should continue to show solid growth in 1999, provided that inflation remains in check and interest rates do not spike. As we move into the second and third quarters of 1999, investors should have a better idea whether stronger global economic growth is sustainable. Going forward, we believe the adjustments made to the portfolio during the period position it well for the current economic scenario.

                          Average annual total returns
                                  as of 4/30/99

--------------------------------------------------------------------------------
           Class A shares     Class B shares  Class C shares    Class Z shares
Inception      6/8/92            6/8/92           8/1/97            2/16/99
            NAV     POP      NAV     w/CDSC    NAV   w/CDSC           NAV
--------------------------------------------------------------------------------
1 year       0.29% (5.48)%  (0.43)%  (5.06)%  (0.26)% (1.19)%        0.37%
--------------------------------------------------------------------------------
5 years     10.41   9.11     9.60     9.33     9.67    9.67         10.43
--------------------------------------------------------------------------------
Life        11.28  10.32    10.46    10.46    10.50   10.50         11.29
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. CDSC returns reflect charges of 5% for one year, 2% for five years for Class B shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share performance information includes returns of the Fund's Class B shares (the oldest existing fund class) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and Class C shares.

Class Z share performance information includes returns of the Fund's Class A shares (as its expense structure more closely resembles that of the newer class) for periods prior to its inception date. These Class A returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A and Class Z shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been higher.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

Affordable Additional Investments: Add to your account with as little as $50 on most funds; $25 for an IRA account.

Free Exchanges(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

Easy Access to Your Money(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

One-Year Reinstatement Privilege: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

Fundamatic: Make periodic investments as low as $50 from your checking account to your Fund account.

Systematic Withdrawal Plan (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

Automated Dollar Cost Averaging: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

Retirement Plans: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                             INVESTMENT PORTFOLIO
                   APRIL 30, 1999 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 100.5%                            COUNTRY    SHARES       VALUE
-------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 0.7%
   Agriculture - Crops
   Tabacalera S.A.                               Sp             41     $   801
                                                                    -----------

-------------------------------------------------------------------------------
CONSTRUCTION - 2.3%
   Building Construction - 1.0%
   Daiwa House Industry Co., Ltd.                Ja             96       1,145
                                                                    -----------

   Heavy Construction-Non Building Construction - 1.2%
   Compagnie Generale des Eaux                   Fr              4       1,008
   Hyder PLC                                     UK             28         349
                                                                    -----------
                                                                         1,357
                                                                    -----------

   Special Trade Contractors - 0.1%
   Tomkins PLC(a)                                UK             38         161
                                                                    -----------

-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 26.2%
   Depository Institutions - 13.1%
   Allied Irish Banks PLC                        Ir             50         815
   Banca Nazionale del Lavoro                    It             90         306
   Banco Comercial Portugues SA                  Pt             10         280
   Banco Pinto & Sotto Mayor, SA                 Pt             40         740
   Banco Popular Espanol SA                      Sp              4         252
   Bank of Montreal                              Ca              5         221
   Banque Nationale de Paris                     Fr             15       1,237
   Bayerische HypoVereinsbank                    G               6         399
   Cie Financiere de Paribas                     Fr              6         593
   Commerzbank AG                                G               8         256
   Corporacion Bancaria de Espana SA             Sp             18         423
   Credito Italiano                              It            203       1,032
   Den Norske Bank ASA                           No             57         206
   Deutsche Bank AG                              G              13         742
   Generale Banque, VVPR Strips                  Be             (b)         (b)
   Lloyds Bank PLC                               UK             70       1,127
   Merita Ltd., Class A                          Fi            205       1,214
   Royal Bank of Scotland Group PLC              UK             21         495
   Standard Chartered PLC                        UK             62       1,121
   Svenska Handelsbanken                         Sw             21         774
   The Bank of Tokyo Mitsubishi                  Ja             81       1,195
   UBS AG                                        Sz              2         705
   Westpac Banking Corp.                         Au            130         995
                                                                    -----------
                                                                        15,128
                                                                    -----------

                       Investment Portfolio/April 30, 1999
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS - CONT.                            COUNTRY    SHARES       VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - CONT.
   Financial Services - 1.1%
   Halifax PLC                                    UK            93     $ 1,311
                                                                    -----------

   Holding & Other Investment Offices - 0.9%
   Fortis AG-CVG                                  Be             5          23
   Fortis AG-STRIP VVPR                           Be            41          (b)
   Zurich Allied AG                               Sz             2       1,032
                                                                    -----------
                                                                         1,055
                                                                    -----------

   Holding Companies - 3.2%
   CGU PLC                                        UK            35         553
   Cheung Kong (Holdings) Ltd.                    HK           232       2,110
   Fortis Amev NV                                 Ne            30       1,080
                                                                    -----------
                                                                         3,743
                                                                    -----------

   Insurance Carriers - 2.1%
   Assurances Generales de France,                Fr            15         791
   AXA                                            Fr            11       1,410
   Toro Assicurazioni                             It            16         240
                                                                    -----------
                                                                         2,441
                                                                    -----------

   Investment Companies - 3.6%
   Henderson Japanese Smaller Companies Trust     UK         1,250         935
   Irish Investment Fund, Inc.                    Ir            63       1,135
   Korea Fund, Inc.                               Ko            66         826
   Morgan Stanley Emerging Mkts                                 12         145
   Scudder New Asia Fund, Inc.                                  12         152
   Templeton Emerging Markets Fund, Inc.                         3          43
   World Equity Benchmark Share - Japan           Ja            83         992
                                                                    -----------
                                                                         4,228
                                                                    -----------

   Nondepository Credit Institutions - 1.8%
   Nichiei Co., Ltd.                              Ja            11         979
   Promise Co., Ltd.                              Ja            19       1,087
                                                                    -----------
                                                                         2,066
                                                                    -----------

   Real Estate - 0.4%
   New World Development Co., Ltd.                HK           205         508
                                                                    -----------

                       Investment Portfolio/April 30, 1999
-------------------------------------------------------------------------------

MANUFACTURING - 44.5%
   Chemicals & Allied Products - 8.3%
   Akzo Nobel NV                                  Ne            12     $   561
   BASF AG                                        G             13         590
   Bayer AG                                       G             13         534
   E.I. DuPont de Nemours & Co.                                  7         487
   Glaxo Holdings PLC                             UK            35       1,035
   Henkel KGAA                                    G              9         708
   Hoechst AG                                     G             14         650
   Kao Corp.                                      Ja            44       1,116
   Kemira Oyj                                     Fi            47         305
   Novartis                                       Sz             1         854
   Rhone Poulenc, Class A                         Fr            18         862
   SmithKline Beecham PLC                         UK           105       1,386
   Yamanouchi Pharmaceutical Co.                  Ja            18         570
                                                                    -----------
                                                                         9,658
                                                                    -----------

   Communications Equipment - 2.8%
   Racal Electronics PLC                          UK           199       1,372
   Sony Corp.                                     Ja             8         747
   Telefonaktiebolaget LM Ericsson, Class B       Sw            43       1,127
                                                                    -----------
                                                                         3,246
                                                                    -----------

   Electronic Components - 3.8%
   Alcatel Alsthom (Cie Gen El)                   Fr             6         752
   Murata Manufacturing Co., Ltd.                 Ja            23       1,315
   Royal Philips Electronics N.V. ADR             Ne            15       1,272
   Samsung Electronics                            Ko            25       1,116
                                                                    -----------
                                                                         4,455
                                                                    -----------

   Fabricated Metal - 0.8%
   Amcor Ltd.                                     Au           180         970
                                                                    -----------

   Food & Kindred Products - 4.2%
   Bass PLC                                       UK            53         831
   Carlton Communications PLC                     UK            73         707
   Diageo PLC                                     UK            30         346
   Eridania Beghin-Say S.A.                       Fr             4         500
   Groupe Danone                                  Fr             3         884
   Kesko Oyj                                      Fi            18         276
   Montedison S.P.A.                              It           318         306
   Parmalat Finanziara S.P.A.                     It           150         216
   Perdiago S.A.                                  Bz       245,000         303
   Unilever NV                                    Ne             7         482
                                                                    -----------
                                                                         4,851
                                                                    -----------

   Household Appliances - 0.5%
   Electrolux AB, Series B                        Sw            26         537
                                                                    -----------

                       Investment Portfolio/April 30, 1999
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS - CONT.                            COUNTRY    SHARES       VALUE
-------------------------------------------------------------------------------
MANUFACTURING - CONT.
   Machinery & Computer Equipment - 3.8%
   BTR Siebe PLC                                  UK           108     $   551
   Canon, Inc.                                    Ja            46       1,124
   Hitachi Ltd.                                   Ja           110         803
   Mannesmann AG                                  UK             5         653
   Sumitomo Heavy Industries, Ltd. (a)            Ja           530       1,274
                                                                    -----------
                                                                         4,405
                                                                    -----------

   Measuring & Analyzing Instrument - 0.4%
   Fuji Photo Film Co., Ltd.                      Ja            11         415
                                                                    -----------

   Paper Products - 3.8%
   Aracruz Celulose S.A., ADR                     Bz            27         540
   Jefferson Smurfit Group PLC                    Ir            98         262
   Mo och Domsjo AB, Class B                      Sw            17         446
   Royal Koninklijke PTT Nederland NV             Ne            31       1,281
   Stora Enso Oyj, Class R                        Fi           119       1,391
   TNT Post Group NV                              Ne            18         479
                                                                    -----------
                                                                         4,399
                                                                    -----------

   Petroleum Refining - 5.3%
   BP Amoco PLC ADR                               UK             9       1,054
   Chevron Corp.                                                 6         589
   Compagnie Francaise de Petroleum,
    Total B Shares                                Fr             5         745
   ENI                                            It            45         296
   Mobil Corp.                                                   9         932
   Petro-Canada                                   Ca            16         224
   Repsol S.A.                                    Sp            23         372
   Royal Dutch Petroleum Co.                      Ne             8         472
   Royal Dutch Petroleum Co.                      Ne            10         569
   YPF Sociedad Anonima ADR                       Ar            21         882
                                                                    -----------
                                                                         6,135
                                                                    -----------

   Primary Metal - 0.3%
   Pirelli S.P.A.                                 It           101         309
                                                                    -----------

   Printing & Publishing - 0.5%
   Mondadori Arnoldo Editore S.P.A.               It            30         533
                                                                    -----------

   Rubber & Plastic - 1.2%
   Bridgestone Corp.                              Ja            34         911
   Michelin, Class B                              Fr            10         433
                                                                    -----------
                                                                         1,344
                                                                    -----------

                       Investment Portfolio/April 30, 1999
-------------------------------------------------------------------------------

   Stone, Clay, Glass & Concrete - 3.6%
   Cimentos de Portugal S.A.                      Pt            37     $ 1,021
   CRH PLC                                        UK            64       1,264
   Hanson PLC                                     UK            55         547
   Holderbank Financiere Glaris AG                Sz            (b)        573
   Lafarge S.A.                                   Fr             8         775
                                                                    -----------
                                                                         4,180
                                                                    -----------

   Tobacco Products - 0.6%
   Allied Zurich PLC                              UK            29         396
   B.A.T. Industries PLC                          UK            29         251
                                                                    -----------
                                                                           647
                                                                    -----------

   Transportation Equipment - 4.6%
   DaimlerChrysler AG                             UK             6         544
   GKN PLC                                        UK            78       1,332
   Honda Motor Co. Ltd.                           Ja            23       1,013
   MAN AG                                         G             44       1,374
   Toyota Motor Corp.                             Ja            11         312
   Volvo AB                                       Sw            30         801
                                                                    -----------
                                                                         5,377
                                                                    -----------

-------------------------------------------------------------------------------
   MINING & ENERGY - 0.9%
   Oil & Gas Field Services
   Petroleum Geo-Services(a)                      No            61       1,032
                                                                    -----------

-------------------------------------------------------------------------------
RETAIL TRADE - 6.1%
   Apparel & Accessory Stores - 0.9%
   Hennes & Mauritz AB                            Sw            13       1,097
                                                                    -----------

   Food Stores - 1.7%
   IFIL Finanziaria di Partecipazioni S.P.A.      It             2           1
   Koninklijke Ahold NV                           Ne            10         354
   Tesco PLC                                      UK           138         410
   Vedior NV                                      Ne            26         579
   Vendex International NV                        Ne            26         658
                                                                    -----------
                                                                         2,002
                                                                    -----------

   General Merchandise Stores - 1.6%
   Ito-Yokado Co., Ltd.                           Ja            18       1,105
   Metro AG                                       G             10         724
                                                                    -----------
                                                                         1,829
                                                                    -----------

   Miscellaneous Retail - 1.2%
   Centros Comerciales                            Sp            20         478
   Pinault-Printemps S.A.                         Fr             6         946
                                                                    -----------
                                                                         1,424
                                                                    -----------

                       Investment Portfolio/April 30, 1999
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
COMMON STOCKS - CONT.                            COUNTRY    SHARES       VALUE
-------------------------------------------------------------------------------
MANUFACTURING - CONT.
   Restaurants - 0.7%
   TelePizza S.A.(a)                              Sp           126     $   801
                                                                    -----------

-------------------------------------------------------------------------------
SERVICES - 5.6%
   Amusement & Recreation - 0.8%
   Ladbroke Group PLC                             UK           194         945
                                                                    -----------

   Computer Related Services - 1.8%
   Cap Gemini S.A.                                Fr             6         904
   Dixons Group PLC                               UK            54       1,150
                                                                    -----------
                                                                         2,054
                                                                    -----------

   Computer Software - 2.0%
   Ing C. Olivetti & S.P.A.                       It           352       1,224
   Misys PLC                                      UK            55         513
   SAP AG                                         G              2         561
                                                                    -----------
                                                                         2,298
                                                                    -----------

   Hotels, Camps & Lodging - 1.0%
   Accor S.A.                                     Fr             4       1,151
                                                                    -----------

-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 14.2%
   Broadcasting - 0.4%
   Mediaset S.P.A.                                It            48         412
                                                                    -----------

   Communications - 1.0%
   Vodafone Group PLC                             UK            61       1,124
                                                                    -----------

   Electric Services - 1.3%
   Empresa Nacional de Electricidad               Sp            45         993
   Korea Eletric Power Corp., ADR                 Ko            32         526
                                                                    -----------
                                                                         1,519
                                                                    -----------


   Gas Services - 1.4%
   BG PLC                                         UK           160         900
   Centrica PLC                                   UK           332         674
                                                                    -----------
                                                                         1,574
                                                                    -----------

                       Investment Portfolio/April 30, 1999
-------------------------------------------------------------------------------

   Telecommunications - 10.1%
   British Telecommunications PLC                 UK            60     $ 1,008
   COLT Telecom Group PLC                         UK            59       1,102
   France Telecom S.A.                            Fr            13       1,019
   Hong Kong Telecommunications Ltd.              HK           146         390
   Nippon Telegraph & Telephone Corp.             Ja            (b)      1,469
   NOKIA OYJ                                      Fi            16       1,238
   NTT Mobile Communication Network, Inc.         Ja            (b)        996
   SK Telecom Co. Ltd. ADR                        Ko            57         797
   Telecel-Comunicacaoes Pessoais, S.A.           Pt             7         911
   Telecom Argentina Stet - France Telecom S.A.   Ar            15         518
   Telecom Italia S.P.A.                          It           153         824
   Telecomunicacoes Brasileiras S.A.              Bz            11       1,003
   Telecomunicacoes Brasileiras ADR               Bz            11           1
   Telefonos de Mexico S.A.                       Mx           109         411
                                                                    -----------
                                                                        11,687
                                                                    -----------

TOTAL COMMON STOCKS (cost of $96,375)                                  116,354
                                                                    -----------

PREFERRED STOCK - 0.1%
-------------------------------------------------------------------------------
CONSTRUCTION - 0.1%
   Heavy Construction-Non Building Construction
   Hyder PLC, 7.875% (cost of $41)                UK            30          58
                                                                    -----------

WARRANTS - 0.0%
-------------------------------------------------------------------------------
CONSTRUCTION - 0.0%
   Heavy Construction-Non Building Construction
   Compagnie Generale des Eaux-Vivendi            Fr             9          21
                                                                    -----------

-------------------------------------------------------------------------------
FINANCE INSURANCE & REAL ESTATE - 0.0%
   Depository Institutions
   Siam Commercial Bank Public Co., Ltd.          Th            37          (b)

TOTAL WARRANTS - 0.2% (cost of $6)                                          21
                                                                    -----------
TOTAL INVESTMENTS - 100.6% (cost of $96,422)(d)                        116,433
                                                                    -----------

SHORT-TERM OBLIGATIONS - 0.9%                                  PAR
-------------------------------------------------------------------------------
   Repurchase agreement with ABN AMRO Chicago Corp.,
   dated 04/30/99 due 05/03/99 at 4.870%, collateralized by U.S.
   Treasury bonds and note with various maturities to 2015, market
   value $1,035 (repurchase proceeds $1,016)                $1,016       1,016
                                                                    -----------

                       Investment Portfolio/April 30, 1999
-------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 1.5%                               $  (1,719)
-------------------------------------------------------------------------------

NET ASSETS - 100%                                                    $ 115,730
                                                                    ===========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Rounds to less than one.
(c) Represents fair value as determined in good faith under the direction of the Trustees.
(d) Cost for federal income tax purposes is $96,435.

-------------------------------------------------------------------------------
Summary of Securities by
Country                                      Country        Value   % of Total
-------------------------------------------------------------------------------
United Kingdom                               UK           $ 26,205        22.5
Japan                                        Ja             18,568        15.9
France                                       Fr             14,031        12.1
Netherlands                                  Ne              7,787         6.7
Germany                                      G               6,538         5.6
Italy                                        It              5,699         4.9
Sweden                                       Sw              4,783         4.1
Finland                                      Fi              4,424         3.8
Spain                                        Sp              4,120         3.5
Korea                                        Ko              3,265         2.8
Switzerland                                  Sz              3,164         2.7
Hong Kong                                    HK              3,008         2.6
Portugal                                     Pt              2,952         2.5
United States                                                2,348         2.0
Ireland                                      Ir              2,212         1.9
Australia                                    Au              1,965         1.7
Brazil                                       Bz              1,847         1.6
Argentina                                    Ar              1,400         1.2
Norway                                       No              1,238         1.1
Canada                                       Ca                445         0.4
Mexico                                       Mx                411         0.4
Belgium                                      Be                 23         0.0
Thailand                                     Th                  -         0.0
                                                       -----------   ---------
                                                          $116,433       100.0
                                                       ===========   =========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

   Acronym                                    Name
  ----------                    ---------------------------------
   ADR                             American Depositary Receipt
   GDS                               Global Depositary Shares
   STRIP                           Separately Traded Receipt of
                                      Interest and Principal

See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                           APRIL 30, 1999 (UNAUDITED)
(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $96,422)                         $ 116,433
Short-term obligations                                          1,016
                                                            ----------
                                                              117,449
Receivable for:
  Investments sold                                $ 510
  Dividends                                         399
  Foreign tax reclaims                               47
  Fund shares sold                                   26
Other                                                12           994
                                                  ------    ----------
    Total Assets                                              118,443

LIABILITIES
Payable for:
  Investments purchased                           1,958
  Fund shares repurchased                           643
Accrued:
  Deferred Trustee fees                               3
Other                                               109
                                                  ------
    Total Liabilities                                           2,713
                                                            ---------

NET ASSETS                                                  $ 115,730
                                                            =========

Net asset value & redemption price per share -
Class A ($55,867/4,391)                                       $ 12.72(a)
                                                            =========
Maximum offering price per share - Class A
($12.72/0.9425)                                               $ 13.50(b)
                                                            =========
Net asset value & offering price per share -
Class B ($55,761/4,428)                                       $ 12.59(a)
                                                            =========
Net asset value & offering price per share -
Class C ($1,276/100)                                          $ 12.70(a)
                                                            =========
Net asset value & offering price per share -
Class Z ($2,826/222)                                          $ 12.73
                                                            =========

COMPOSITION OF NET ASSETS
Capital paid in                                             $ 104,846
Overdistributed net investment income                            (180)
Accumulated net realized loss                                  (8,936)
Net unrealized appreciation (depreciation) on:
   Investments                                                 20,011
   Foreign currency                                               (11)
                                                            ----------
                                                            $ 115,730
                                                            =========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                  (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                    $     873
Interest                                                           113
                                                             ---------
     Total investment income (net of nonreclaimable
     foreign taxes withheld at source which
     amounted to $115)                                             986

EXPENSES
Management fee                                     $ 438
Service fee                                          145
Distribution fee - Class B                           214
Distribution fee - Class C                             5
Transfer agent                                       197
Bookkeeping fee                                       25
Registration fee                                      15
Custodian fee                                         75
Audit fee                                             17
Trustees fee                                           5
Reports to shareholders                                6
Legal fee                                              1
Other                                                 15        1,158
                                                  -------    ---------
       Net Investment Loss                                       (172)
                                                             ---------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                       (8,970)
Foreign currency transactions                          6
                                                  -------
    Net Realized Loss                                          (8,964)
Net change in unrealized appreciation
    (depreciation) during the period on:
Investments                                       22,547
Foreign currency transactions                        (56)
                                                  -------
    Net Change in Unrealized Appreciation                      22,491
                                                             ---------
       Net Gain                                                13,527
                                                             ---------
Increase in Net Assets from Operations                       $ 13,355
                                                             =========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                (Unaudited)
                                              Six months ended   Year ended
(in thousands)                                   April 30        October 31
                                              ===============   ===========
INCREASE (DECREASE) IN NET ASSETS                  1999(a)          1998
Operations:
Net investment loss                                $ (172)         $ (76)
Net realized gain (loss)                           (8,964)        11,751
Net unrealized appreciation (depreciation)         22,491        (21,070)
                                                  --------       --------
    Net Increase (Decrease) from Operations        13,355         (9,395)
Distributions:
From net investment income - Class A                 -              (181)
In excess of net investment income - Class A         -              (185)
From net realized gains - Class A                  (4,278)        (6,412)
From net realized gains - Class B                  (4,151)        (4,631)
From net investment income - Class C                 -                (1)
In excess of net investment income - Class C         -                (1)
From net realized gains - Class C                     (85)           (30)
                                                  --------       --------
                                                    4,841        (20,836)
                                                  --------       --------
Fund Share Transactions:
Receipts for shares sold - Class A                 62,777         41,507
Receipts for shares issued in the acquisition
 of Colonial International Fund for Growth           -            25,736
Value of distributions reinvested - Class A         3,628          5,525
Cost of shares repurchased - Class A              (71,317)       (39,191)
                                                  --------       --------
                                                   (4,912)        33,577
                                                  --------       --------
Receipts for shares sold - Class B                  9,409         10,506
Receipts for shares issued in the acquisition
 of Colonial International Fund for Growth           -            44,615
Value of distributions reinvested - Class B         3,730          4,123
Cost of shares repurchased - Class B              (17,282)       (17,601)
                                                  --------       --------
                                                   (4,143)        41,643
                                                  --------       --------
Receipts for shares sold - Class C                    396            589
Receipts for shares issued in the acquisition
 of Colonial International Fund for Growth           -               842
Value of distributions reinvested - Class C            80             32
Cost of shares repurchased - Class C                 (416)          (219)
                                                  --------       --------
                                                       60          1,244
                                                  --------       --------
Receipts for shares sold - Class Z                  2,691           -
                                                  --------       --------
                                                    2,691           -
                                                  --------       --------
Net Increase (Decrease) from Fund
  Share Transactions                               (6,304)        76,464
                                                  --------       --------
        Total Increase (Decrease)                  (1,463)        55,628

(a) Class Z shares were initially offered on February 16, 1999.

Statement of Changes in Net Assets continued on following page.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                  (Unaudited)
                                                Six months ended    Year ended
                                                    April 30         October 31
                                                ================   ============
(in thousands)                                      1999 (a)           1998
NET ASSETS
Beginning of period                               $ 117,193         $ 61,565
                                                  ----------        ---------
End of period (net of overdistributed and
 including underdistributed net investment
 income of $180 and $182, respectively)           $ 115,730         $117,193
                                                  ==========        =========

NUMBER OF FUND SHARES
Sold - Class A                                        5,131            3,227
Issued in the acquisition of Colonial
 International Fund for Growth                            -            1,838
Issued for distributions reinvested - Class A           303              451
Repurchased - Class A                                (5,791)          (3,039)
                                                  ----------        ---------
                                                       (357)           2,477
                                                  ----------        ---------
Sold - Class B                                          770              824
Issued in the acquisition of Colonial
 International Fund for Growth                            -            3,211
Issued for distributions reinvested - Class B           314              340
Repurchased - Class B                                (1,417)          (1,392)
                                                  ----------        ---------
                                                       (333)           2,983
                                                  ----------        ---------
Sold - Class C                                           32               44
Issued in the acquisition of Colonial
 International Fund for Growth                            -               60
Issued for distributions reinvested - Class C             7                3
Repurchased - Class C                                   (34)             (18)
                                                  ----------        ---------
                                                          5               89
                                                  ----------        ---------
Sold - Class Z                                          222                -
                                                  ----------        ---------
                                                        222                -
                                                  ----------        ---------

(a) Class Z shares were initially offered on February 16, 1999.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1999 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ................................................................................
In the opinion of management of Colonial International Horizons Fund (the Fund), a series of Liberty Funds Trust III, formerly Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1999, and the results of its operations, the changes inits net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ................................................................................
Organization: The Fund is a non-diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek preservation of capital, purchasing power and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million.
Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective February 16, 1999, the Fund began offering Class Z shares which are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to a prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

                     Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
 ................................................................................
Short-term obligations with a maturity of 60 days or less are valued at amortized cost. The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data is calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

                     Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------

Foreign currency transactions: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income, and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs anl delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                  Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------
NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
Management fee: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average net assets.

Bookkeeping fee: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent fee: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the six months ended April 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $12,838 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $46, $106,928 and $83, on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ................................................................................
Investment activity: During the six months ended April 30, 1999, purchases and sales of investments, other than short-term obligations, were $36,614,074 and $45,145,404, respectively.

                     Notes to Financial Statements/April 30, 1999
--------------------------------------------------------------------------------
NOTE 4.  PORTFOLIO INFORMATION - CONT.
 ................................................................................
Unrealized appreciation (depreciation) at April 30, 1999, based on cost of investments for federal income tax purposes was:

                 Gross unrealized appreciation         $24,612,330
                 Gross unrealized depreciation          (4,614,104)
                                                       ------------
                         Net unrealized appreciation   $19,998,226
                                                       ============

Capital loss carryforwards: At April 30, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                                    Year of            Capital loss
                                  expiration           carryforward
                                  ----------           ------------
                                     2005              $ 4,354,000

This capital loss carryforward was acquired in the merger with Colonial International Fund for Growth. The availability for use in offsetting any future gains may be limited in a given year.

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 33-1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended April 30, 1999.

NOTE 6. MERGER INFORMATION
 ................................................................................
On July 24, 1998, Colonial International Fund for Growth (CIFFG) was merged into the Fund by a non-taxable exchange of 1,837,762 Class A shares, 3,210,998 Class
B shares and 60,081 Class C shares of the Fund (valued at $25,735,942, $44,614,889 and $841,510, respectively) for the 2,624,572, 4,629,964 and 87,046, respectively, of CIFFG shares then outstanding. The assets of CIFFG acquired included unrealized appreciation of $10,684,592. The aggregate net assets of the Fund and CIFFG immediately after the merger were $132,217,563.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                      (Unaudited)
                                                 Six months ended April 30
                                   ---------------------------------------------------
                                                         1999
                                   Class A      Class B        Class C      Class Z(a)
                                   -------      --------      --------      ---------
Net asset value -
  Beginning of period              $12.260       $12.140      $ 12.240      $ 11.950
                                   -------      --------      --------      --------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)(a)      0.005        (0.041)       (0.041)        0.010
Net realized and
  unrealized loss                    1.403         1.389         1.409         0.770
                                   -------      --------      --------      --------
  Total from Investment
     Operations                      1.408      1.348            1.368         0.780
                                   -------      --------      --------      --------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
Net investment income               (0.948)       (0.898)       (0.908)            -
In excess of net investment income    -             -             -             -
From net realized gains               -             -             -             -
                                   -------      --------      --------      --------
  Total Distributions Declared
     to Shareholders                (0.948)       (0.898)       (0.908)         -
                                   -------      --------      --------      --------
Net asset value -
  End of period                    $12.720       $12.590       $12.700       $12.730
                                   =======      ========      ========      ========
Total return (b)                    11.96%(d)     11.54%(d)     11.62%(d)      6.53%(d)
                                   =======      ========      ========      ========

RATIOS TO AVERAGE NET ASSETS
Expenses (e)                          1.61%(f)      2.36%(f)     2.28% (f)      1.53%(f)
Net investment income (e)             0.08%(f)    (0.67)%(f)   (0.59)%(f)       0.16%(f)
Portfolio turnover                      33%(d)        33%(d)       33% (d)        33%(d)
Net assets at end
  of period (000)                 $ 55,867       $55,761       $ 1,276        $2,826

(a) Class Z share were initially offered on February 16, 1999. Per share amounts reflect activity from that date.

(b) Per share data was calculated using the average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokeage arrangements had no impact.

(f)  Annualized.

FINANCIAL HIGHLIGHTS- CONT.

        Year ended October 31
-------------------------------------
                1998
Class A       Class B       Class C
--------      ---------    ----------

 $15.260       $15.070       $15.220
--------      --------      --------


   0.032        (0.062)       (0.061)

  (0.222)       (0.208)       (0.181)
--------      --------      --------

  (0.190)       (0.270)       (0.242)
--------      --------      --------


  (0.074)            -        (0.039)
  (0.076)            -        (0.039)
  (2.810)       (2.660)       (2.660)
--------      --------      --------

  (2.960)       (2.660)       (2.738)
--------      --------      --------

$ 12.110      $ 12.140      $ 12.240
========      ========      ========
 (1.14)%(d)    (1.76)%(d)    (1.53)%(d)
========      ========      ========


    1.68%(f)      2.43%(f)      2.43%(f)
    0.24%(f)    (0.51)%(f)    (0.51)%(f)
     100%(d)       100%(d)       100%(d)

                     FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                       Year ended October 31
                                --------------------------------
                                              1997
                                Class A    Class B    Class C(a)
                                -------    -------    ----------
Net asset value -
  Beginning of period           $14.320    $14.230    $15.910
                                -------    -------    -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income (loss) (b)  0.098     (0.011)    (0.017)
Net realized and
  unrealized gain (loss)          2.296      2.275     (0.673)(c)
                                -------    -------    -------
  Total from Investment
     Operations                   2.394      2.264     (0.690)
                                -------    -------    -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
Net investment income            (0.030)      -          -
From net realized gains          (1.424)    (1.424)      -
                                -------    -------    -------
  Total Distributions Declared
     to Shareholders             (1.454)    (1.424)      -
                                -------    -------    -------
Net asset value -
  End of period                 $15.260    $15.070    $15.220
                                =======    =======    =======
Total return (d)                 17.87%     16.98%    (4.34)%(e)
                                =======    =======    =======

RATIOS TO AVERAGE NET ASSETS
Expenses                           1.62%(f)   2.37%(f)   2.39%(f)(g)
Net investment income (loss)       0.67%(f) (0.08)%(f) (0.42)%(f)(g)
Portfolio turnover                   67%        67%        67%
Net assets at end
  of period (000)               $34,645    $26,817      $ 103

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(b) Per share data was calculated using the average shares outstanding during the period.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokeage arrangements had no impact. Prior year's ratios are net of benefits received, if any.

(g)  Annualized.

                   FINANCIAL HIGHLIGHTS - CONT.

                              Year ended October 31
-------------------------------------------------------------------
        1996                      1995                    1994
Class A      Class B       Class A    Class B      Class A      Class B
--------     -------       -------    -------   -----------   --------

$12.430      $12.380       $13.160    $13.110      $12.160     $12.130
-------      -------       -------    -------      -------     -------


  0.075       (0.026)        0.102      0.009        0.114       0.019

  2.525        2.506        (0.496)    (0.489)       1.104       1.097
-------      -------       -------    -------      -------     -------

  2.600        2.480        (0.394)    (0.480)       1.218       1.116
-------      -------       -------    -------      -------     -------


 (0.080)           -        (0.106)    (0.020)      (0.118)     (0.036)
 (0.630)      (0.630)       (0.230)    (0.230)      (0.100)     (0.100)
-------      -------       -------    -------      -------     -------

 (0.710)      (0.630)       (0.336)    (0.250)      (0.218)     (0.136)
-------      -------       -------    -------      -------     -------

$14.320      $14.230       $12.430    $12.380      $13.160     $13.110
=======      =======       =======    =======      =======     =======
 21.69%       20.70%       (2.88)%    (3.56)%       10.14%       9.28%
=======      =======       =======    =======      =======     =======


   1.61%(f)     2.36%(f)     1.66%      2.41%        1.70%       2.45%
   0.56%(f)   (0.19)%(f)     0.82%      0.07%        0.90%       0.15%
     84%          84%          65%        65%          15%         15%

$36,655      $25,482       $31,297    $20,931      $36,830     $22,458

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

Customer Connection - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .............press [1]

For account information ..............................................press [2]

To speak to a service representative .................................press [3]

For yield and total return information ...............................press [4]

For duplicate statements or new supply of checks .....................press [5]

To order duplicate tax forms and year-end statements .................press [6]
(February through May)

To review your options at any time during your call  .................press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

Telephone Transaction Department - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

Literature - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

Transaction Confirmations: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

Quarterly Statements: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

Liberty Funds Distributor Investor Opportunities: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

Tax Forms and Year-End Tax Guide: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

Average Cost Basis Statements: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                       THIS PAGE INTENTIONALLY LEFT BLANK

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial International Horizons Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial International Horizons Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial International Horizons Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo:  L I B E R T Y
        COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR]

        Liberty Funds Distributor, Inc. (C)1999
        One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
        Visit us at www.libertyfunds.com           HZ-03/119H-0499 (6/99) 99/703